EXHIBIT 10.1

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-035
DATE OF CHANGE ORDER: 04-23-08
OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction
Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Various Miscellaneous Additional Items

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.1-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate Sheehan Pipe Line Co. for various miscellaneous additional items on the Segment 3A pipeline project.

Please reference attachment #1 for miscellaneous additional items used.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$17,233,602.21
The Estimated Contract Price prior to this Change Order was	$82,839,341.43
The Estimated Contract Price will be increased by this Change Order in the amount of	$178,263.00
The new Estimated Contract Price including this Change Order will be	$83,017,604.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.		Sheehan Pipe Line Construction Company
Owner		Contractor
/s/ T. R. Hutton	R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature		Signature
T. R. Hutton	R. Keith Teague	Robert A. Riess, Sr.
Name		Name
Director	President	President & COO
Title		Title
4/28/08	4/28/08	April 30, 2008
Date of Signing		Date of Signing

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SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-036
DATE OF CHANGE ORDER: 05-22-2008
OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction
Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Final Settlement of All Outstanding Issues

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.1-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate Sheehan Pipe Line Co. as follows:

This Change Order represents a full settlement of all claims, damages, losses, costs and expenses, except those items specifically excluded below, that Contractor has, may have, or may have in the future against Owner for any event, circumstance or any other act or omission occurring at any time up through the date of this Change Order, including but not limited to all claims, damages, losses, costs and expenses arising from or related to Contractor’s claims (including, without limitation, requested change orders) referred to, raised or which could have been raised in any of the following letter and attachments, copies of which are attached:

(i)	Letter from Mr. Tarry Hutton of Cheniere to Mr. Rob Riess of Sheehan, dated May 16, 2008
(ii)	Sheehan extra work requests nos. 1467-F-EW-19 through 1467-F-EW-44

(Collectively the above letter together with all extra work requests, the “Letter and Attachments”).

Further, this Change Order represents a full settlement of all claims, damages, losses, costs and expenses that Contractor has, may have, or may have in the future against Owner related to the brine line crossings (1467-F-EW-24) and item C9 of the Pricing Schedule in Attachment J of the Construction Agreement. It is also a full settlement of all work necessary to facilitate the crossing of Creek E46 and foreign pipelines just upstream of MLV 1-5 at approximately MP 11.7

However, this Change Order does not represent a settlement of items B12.1 through B12.7, C1 through C8, & C10 through C16, and M. These unit prices are fixed by the Pricing Schedule in Attachment J of the Construction Agreement. These items are billed in direct relation to the quantity installed in the field.

The settlement amount was reached through verbal negotiations which took place May 14, 2008.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$17,411,865.21
The Estimated Contract Price prior to this Change Order was	$83,017,604.43
The Estimated Contract Price will be increased by this Change Order in the amount of	$5,000,000.00
The new Estimated Contract Price including this Change Order will be	$88,017,604.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Guaranteed Mechanical Completion Date will be increased by 110 days.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is May 20, 2008.

The Guaranteed Substantial Completion Date will be increased by 110 days.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is June 18, 2008.

The Guaranteed Final Completion Date will be increased by 110 days.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is July 19, 2008.

Other impacts to liability or obligation of Sheehan or Cheniere under the Agreement:

In consideration of the execution of this Change Order, Cheniere Creole Trail Pipeline Company agrees to waive any claims related to Guarantee of Timely Completion under Article 13.1 of the Agreement.

Sheehan hereby waives and releases Cheniere, as Owner, from and against any and all claims, damages, losses, costs and expenses that Contractor has, may have, or may have in the future against Owner for any event, circumstance or any other act or omission occurring at any time up through the date of this Change Order, including but not limited to all claims, damages, losses, costs and expenses related to Contractor’s change order requests referred to, raised, or which could have been raised in any of the above Letter and Attachments, except for claims related to those items specifically excluded above.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ R. Keith Teague	/s/ Kent F. Schobe
Signature	Signature
R. Keith Teague	Kent F. Schobe
Name	Name
President	Vice President of Engineering
Title	Title
6/13/08	June 11, 2008
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-037
DATE OF CHANGE ORDER: 06-05-2008
OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction
Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Additional Horizontal Directional Drill Footage

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.1-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate Sheehan Pipe Line Co. for additional horizontal directional drill (HDD) footage.

Through mutual agreement between Cheniere and Sheehan, additional HDD footage was necessary to complete various crossings.

Please reference attachment #1 for previous estimate and actual footages.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$22,411,865.21
The Estimated Contract Price prior to this Change Order was	$88,017,604.43
The Estimated Contract Price will be increased by this Change Order in the amount of	$44,587.50
The new Estimated Contract Price including this Change Order will be	$88,062,191.93

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is May 20, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is June 18, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is July 19, 2008.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature
R. Keith Teague	Robert A. Riess, Sr.
Name	Name
President	President & COO
Title	Title
6/11/08	June 13, 2008
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-038
DATE OF CHANGE ORDER: 06-07-2008
OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction
Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Additional Miscellaneous Items

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.1-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate Sheehan Pipe Line Co. for additional miscellaneous items used on the Segment 3A Project.

Please reference attachment #1 for miscellaneous additional items quantity and amounts.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$22,456,452.71
The Estimated Contract Price prior to this Change Order was	$88,062,191.93
The Estimated Contract Price will be increased by this Change Order in the amount of	$87,967.00
The new Estimated Contract Price including this Change Order will be	$88,150,158.93

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is May 20, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is June 18, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is July 19, 2008.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature
R. Keith Teague	Robert A. Riess, Sr.
Name	Name
President	President & COO
Title	Title
6/11/08	June 13, 2008
Date of Signing	Date of Signing

D-2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-039
DATE OF CHANGE ORDER: 07-25-2008
OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction
Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Final Change Order

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.1-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will reduce the contract price according to the final billing of $85,266,117.17. This Change Order represents a final settlement of items B12.1 through B12.7, C1 through C8, & C10 through C16, and all other outstanding issues. These unit prices were fixed by the Pricing Schedule in Attachment J of the Construction Agreement. These items were billed in direct relation to the quantity installed in the field.

This Change Order represents a full settlement of all claims, damages, losses, costs and expenses that Contractor has, may have, or may have in the future against the Owner.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$22,544,419.71
The Estimated Contract Price prior to this Change Order was	$88,150,158.93
The Estimated Contract Price will be increased by this Change Order in the amount of	$-2,884,041.76
The new Estimated Contract Price including this Change Order will be	$85,266,117.17

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is May 20, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is June 18, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is July 19, 2008.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature
R. Keith Teague	Robert A. Riess, Sr.
Name	Name
President	President & COO
Title	Title
7/30/08	August 1, 2008
Date of Signing	Date of Signing

D-2